Effective immediately, the sub-section entitled “Performance Information” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other performance measures.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 10.14% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (7.06)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2010)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	5.13%	5.02%	5.80%
C Shares	7.97%	5.34%	5.65%
I Shares	10.00%	6.30%	6.66%
A Shares	4.68%	5.00%	5.82%
Returns After Taxes on Distributions A Shares	2.77%	2.77%	3.48%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	2.99%	2.91%	3.53%
Index Comparisons (Reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. High-Yield Corporate Bond Index	15.12%	8.91%	8.88%
Strategic Income Blended Index	9.56%	7.35%	7.62%

The Barclays Capital U.S. High-Yield Corporate Bond Index is a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt, excluding Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.), compared to the Strategic Income Blended Index which was comprised at period end of the following amounts of the following indices: 10% Barclays Capital U.S. Credit Bond Index, 33% Barclays Capital U.S. High-Yield Corporate Bond Index, 14% JPMorgan Emerging Market Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index and 26% Barclays Capital U.S. Government/Mortgage Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.